UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 16, 2004

(Commission File Number) 333-49957-01

EaglePicher Holdings, Inc.

(Exact name of Registrant as specified in its charter)

Delaware (State of incorporation)	13-3989553 (I.R.S. Employer Identification Number)

3402 East University Drive
Phoenix, Arizona 85034
(Address of Registrant’s principal executive office)

(602) 794-9600
(Registrant’s telephone number)

STATE OR OTHER
	JURISDICTION OF	I.R.S. EMPLOYER
	INCORPORATION OR	IDENTIFICATION
NAME OF REGISTRANT	ORGANIZATION	NUMBER

EaglePicher Incorporated	Ohio	31-0268670
Carpenter Enterprises, Inc.	Michigan	38-2752092
Daisy Parts, Inc.	Michigan	38-1406772
Eagle-Picher Far East, Inc.	Delaware	31-1235685
EaglePicher Filtration & Minerals, Inc.	Nevada	31-1188662
EaglePicher Technologies, LLC	Delaware	31-1587660
EaglePicher Automotive, Inc.	Michigan	38-0946293
EaglePicher Pharmaceutical Services, LLC	Delaware	74-3071334

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (a)     Not applicable.

     (b)     Not applicable.

     (c)     Exhibits.

99.1	Press Release, dated February 16, 2004

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     EaglePicher Holdings, Inc. issued a press release on February 16, 2004 reporting financial results for the fourth quarter and full fiscal year 2003. A copy of this press release is attached as Exhibit 99.1 to this report.

     The information being furnished under Item 12 of this report shall not be considered “filed” for purposes of the Securities and Exchange Act of 1934, as amended, (the “Exchange Act”), or otherwise subject to the liabilities thereof, nor shall it be deemed to be incorporated by reference in any filing under the Exchange Act or under the Securities Act of 1933, as amended, except to the extent specifically provided in any such filing.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: February 16, 2004

EAGLEPICHER HOLDINGS, INC

By:	Thomas R. Pilholski

	Name:	Thomas R. Pilholski
	Title:	Senior Vice President and Chief
Financial Officer

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: February 16, 2004

EAGLEPICHER INCORPORATED

By:	Thomas R. Pilholski

	Name:	Thomas R. Pilholski
	Title:	Senior Vice President and Chief
Financial Officer

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: February 16, 2004

CARPENTER ENTERPRISES, INC.

By:	Thomas R. Pilholski

	Name:	Thomas R. Pilholski
	Title:	Senior Vice President and Chief
Financial Officer

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: February 16, 2004

DAISY PARTS, INC.

By:	Thomas R. Pilholski

	Name:	Thomas R. Pilholski
	Title:	Vice President

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: February 16, 2004

EAGLE-PICHER FAR EAST, INC.

By:	Thomas R. Pilholski

	Name:	Thomas R. Pilholski
	Title:	Vice President

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: February 16, 2004

EAGLEPICHER FILTRATION & MINERALS, INC.

By:	Thomas R. Pilholski

	Name:	Thomas R. Pilholski
	Title:	Vice President

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: February 16, 2004

EAGLEPICHER TECHNOLOGIES, LLC

By:	Bradley J. Waters

	Name:	Bradley J. Waters
	Title:	Vice President and Chief Financial
Officer

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: February 16, 2004

EAGLEPICHER AUTOMOTIVE, INC.

By:	Thomas R. Pilholski

	Name:	Thomas R. Pilholski
	Title:	Vice President

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: February 16, 2004

EAGLEPICHER PHARMACEUTICAL SERVICES, INC.

By:	Thomas R. Pilholski

	Name:	Thomas R. Pilholski
	Title:	Vice President

Exhibit Index

Exhibit No.	Description

99.1	Press Release, dated February 16, 2004